Exhibit 99.1

Insmed Appoints Dr. Clarissa Desjardins to its Board of Directors and Names Roger Adsett Chief Operating Officer

-Drayton Wise named Senior Vice President, Head of U.S.

Bridgewater, N.J., November 14, 2019 /PRNewswire/ – Insmed Incorporated (Nasdaq:INSM), a global biopharmaceutical company on a mission to transform the lives of patients with serious and rare diseases, today announced the appointment of Clarissa Desjardins, Ph.D., to its Board of Directors. Dr. Desjardins has more than 20 years of leadership experience in biotechnology, pharmaceuticals and research, and currently serves as President and Chief Executive Officer of Clementia Pharmaceuticals Inc., recently acquired by Ipsen S.A.

Insmed also announced the promotion of Roger Adsett, the Company’s Chief Commercial Officer, to Chief Operating Officer, effective immediately. In addition to his current responsibilities, Mr. Adsett will now assume responsibility for Insmed’s overall business operations on a global basis in this newly created role. Mr. Adsett will continue to report to Will Lewis, Chairman of the Board and Chief Executive Officer of Insmed.

“Insmed is accelerating its efforts to bring ARIKAYCE® to patients around the world. In order to accomplish this and continue to develop our pipeline, we are making the appropriate leadership and related changes to enhance our global operations. At the Board level, this means adding individuals with exceptional talent and skill sets to help advise and direct management on this journey. We are thrilled with the addition of Clarissa to our Board of Directors. Clarissa brings over two decades of scientific and industry experience across multiple functional roles, including therapeutic product development, finance, business development and intellectual property management to our Board,” said Will Lewis, Chairman and Chief Executive Officer of Insmed.

“I’m excited to join the Board at this important point in Insmed’s evolution into a global commercial organization,” said Dr. Desjardins. “I believe my industry experience and expertise in rare diseases will serve the Company well as we work to advance Insmed’s mission to transform the lives of patients with serious and rare diseases. I look forward to working with the Insmed management team and other Board members going forward.”

Since founding Clementia in 2011, Dr. Desjardins has served as the company’s Chief Executive Officer. Prior to Clementia, she was Chief Executive Officer and a member of the board of directors at the Centre of Excellence in Personalized Medicine (CEPMED), a Montreal-based federally and privately funded non-profit enterprise created to promote personalized medicine. In 1998, Dr. Desjardins co-founded Caprion Pharmaceuticals, a biotechnology company focused on proteomic biomarker discovery and drug development, where she was Senior Vice President of Corporate Development and served on the board of directors. Dr. Desjardins also founded Advanced Bioconcept, a research reagent and diagnostics company, in 1992, which was sold to NEN Life Sciences (since acquired by PerkinElmer) in 1998. Dr. Desjardins earned a doctorate in neurology and neurosurgery from McGill University’s Faculty of Medicine and was a Medical Research Council postdoctoral fellow at the Douglas Hospital Research Centre at McGill University. She currently serves on the Board of Directors for BELLUS Health Inc.

“In addition to enhancing our Board of Directors, I am also excited to expand the responsibilities of Roger Adsett through his appointment to the newly created role of Chief Operating Officer. Roger has shown tremendous leadership during our first year of commercial launch in the U.S. while also leading the effort to establish the key elements of our global infrastructure. In his new role, he will now be able to direct on a comprehensive basis the advancement of ARIKAYCE and our pipeline products through development, and potential approval and commercial launch in all regions.

“I am also pleased to announce the promotion of Drayton Wise to SVP, Head of United States which will enable him to further oversee the continued success of ARIKAYCE. As General Manager worldwide for this product, Drayton has played a pivotal role in the successful commercial launch of ARIKAYCE, and in his new role he will have the ability to replicate the elements of that successful launch and apply them to our pipeline products” said Will Lewis, Chairman and Chief Executive Officer of Insmed.

About Insmed

Insmed Incorporated is a global biopharmaceutical company on a mission to transform the lives of patients with serious and rare diseases. Insmed's first commercial product, ARIKAYCE® (amikacin liposome inhalation suspension), is the first and only therapy approved in the United States for the treatment of refractory Mycobacterium avium complex (MAC) lung disease as part of a combination antibacterial drug regimen for adult patients with limited or no alternative treatment options. MAC lung disease is a chronic, debilitating condition that can cause severe and permanent lung damage. Insmed's earlier-stage clinical pipeline includes INS1007, a novel oral reversible inhibitor of dipeptidyl peptidase 1 with therapeutic potential in non-cystic fibrosis bronchiectasis and other inflammatory diseases, and INS1009, an inhaled formulation of a treprostinil prodrug that may offer a differentiated product profile for rare pulmonary disorders, including pulmonary arterial hypertension. For more information, visit www.insmed.com.

Forward-looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. "Forward-looking statements," as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "intends," "potential," "continues," and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.

The forward-looking statements in this press release are based upon the Company's current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company's actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timing discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to successfully commercialize or maintain U.S. approval for ARIKAYCE, the Company's only approved product; uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payers and others in the healthcare community; the Company's inability to obtain full approval of ARIKAYCE from the FDA, including the risk that the Company will not successfully develop and validate the PRO tool and complete the confirmatory post-marketing study required for full approval; inability of the Company, PARI or the Company's other third party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System; the Company's inability to obtain adequate reimbursement from government or third-party payers for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE; inaccuracies in the Company's estimates of the size of the potential markets for ARIKAYCE or in data the Company has used to identify physicians; expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; the Company's inability to create an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE; failure to obtain regulatory approval to expand ARIKAYCE's indication to a broader patient population; failure to successfully conduct future clinical trials for ARIKAYCE and the Company's product candidates, including due to the Company's limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and the Company's inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval; risks that the Company's clinical studies will be delayed or that serious side effects will be identified during drug development; failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S. or for the Company's product candidates in the U.S., Europe, Japan or other markets, including as a result of the United Kingdom’s planned exit from the European Union; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE or the Company's product candidates for commercial or clinical needs, to conduct the Company's clinical trials, or to comply with laws and regulations that impact the Company's business or agreements with the Company; the Company's inability to attract and retain key personnel or to effectively manage the Company's growth; the Company's inability to adapt to its highly competitive and changing environment; the Company's inability to adequately protect its intellectual property rights or prevent disclosure of its trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on the Company by its agreements related to ARIKAYCE or the Company’s product candidates, including its license agreements with PARI and AstraZeneca AB, and failure of the Company to comply with its obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; the Company’s limited experience operating internationally; changes in laws and regulations applicable to the Company's business and failure to comply with such laws and regulations; inability to repay the Company's existing indebtedness and uncertainties with respect to the Company's ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility and unexpected expenses associated with those plans and with the move into the Company's new headquarters.

The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company's business, please see the factors discussed in Item 1A, "Risk Factors," in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and any subsequent Company filings with the Securities and Exchange Commission.

The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this press release. The Company disclaims any obligation, except as specifically required by law and the rules of the Securities and Exchange Commission, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Contact:

Blaine Davis
Head of Investor Relations and Corporate Communications
Insmed Incorporated
(908) 947-2841
blaine.davis@insmed.com